SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               -------------------



       Date of Report (Date of earliest event reported): January 15, 1999




                              Voxcom Holdings, Inc.
                              ----------------------
             (Exact name of registrant as specified in its charter)



        Nevada                      0-24273                   75-27155335
------------------------     ---------------------          --------------------
(State of incorporation)     (Commission File No.)          (IRS Employer
                                                             Identification No.)




            8115 Preston Road, Eighth Floor East, Dallas, Texas 75225
          ------------------------------------------------------------
           (Address of principal execute offices, including zip code)


                                  (214)691-0055
                                -----------------
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

         Effective January 15, 1999, the Company closed its AmeraPress division and terminated 25 employees associated with the business. AmeraPress had been unable to generate sufficient business activity to justify its ongoing overhead following the sale of the Home Business Group in September 1998. The Company will instead focus its resources on the development of the MAXpc computer add-on product and the continuation of its Voxcom Systems credit card verification business.

         The Company will return AmeraPress= leased equipment, and sell its other assets and pay creditors to the extent of such assets. The Company will seek to avoid a bankruptcy action of the AmeraPress subsidiary and instead work on a voluntary resolution of the AmeraPress liabilities. The pro forma effect of the disposition is attached.


Item 7.  Financial Statements and Exhibits

(a)  Not applicable

(b)  Pro forma financial information for the sale of AmeraPress is attached.


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


January 29, 1999

                                                   VOXCOM HOLDINGS, INC.


                                                   /s/ Donald G. McLellan
                                                   -----------------------------
                                                   Donald G. McLellan, President

               Unaudited Pro Forma Condensed Financial Statements

               September 30, 1998 and the three months then ended
                        and the year ended June 30, 1998



The following unaudited pro forma condensed financial statements give effect to the decision, effective January 15, 1999, to close and liquidate AmeraPress, Inc. (API) as if it had been consummated (1) on September 30, 1998 in the case of the pro forma balance sheet and (2) at the beginning of each period presented in the case of the pro forma statements of operations. The decision to close API and the related adjustments are described in the accompanying notes. In the opinion of management, all adjustments have been made that are necessary to present fairly the pro forma data.

The unaudited pro forma financial statements are presented for illustrative purposes only and are not necessarily indicative of future operating results or financial position of the Company. These pro forma financial statements should be read in conjunction with the historical financial statements of the Company.



                   Unaudited Pro Forma Condensed Balance Sheet

                               September 30, 1998




                                     ASSETS


                                                              Voxcom               Pro forma
                                                           Holdings, Inc.         adjustments            Pro forma
                                                           --------------         -----------            ---------
                                                                                    (Note B)

Cash and cash equivalents                                      $  412,011         $  (194,764) (1)       $  217,247
Accounts receivable                                               570,530             (66,207) (1)          504,323
Inventories                                                       798,270            (205,711) (1)          592,559
Prepaid expenses                                                  270,551              (4,241) (1)          266,310
Property assets, net                                              628,836            (530,709) (1)           98,127
Other assets                                                    1,389,423            (316,797) (1)        1,072,626
                                                                                      282,765  (2)          282,765
                                                               ----------         -----------            ----------

Total assets                                                   $4,069,621         $(1,035,664)           $3,033,957
                                                               ==========         ===========            ==========


                      LIABILITIES AND STOCKHOLDERS' EQUITY


Current maturities of notes payable                            $   43,184         $   (43,184) (1)       $     -
Accounts payable                                                  460,117            (243,210) (1)          216,907
Accrued expenses                                                  407,388            (205,504) (1)          201,884
Long-term debt                                                    100,000                  -                100,000
                                                               ----------         -----------            ----------

Total liabilities                                               1,010,689            (491,898)              518,791

Treasury stock                                                   (212,500)                 -               (212,500)
Stockholders' equity                                            3,271,432            (543,766)            2,727,666
                                                               ----------         -----------            ----------

Total liabilities and stockholders' equity                     $4,069,621         $ (1,035,664)          $3,033,957
                                                               ==========         ============           ==========





              Unaudited Pro Forma Condensed Statement of Operations

                      Three months ended September 30, 1998




                                               Voxcom          Pro forma
                                             Holdings, Inc.   adjustments         Pro forma
                                             --------------   -----------         ---------
                                                                (Note B)


Net sales                                      $ 1,938,035    $(1,356,610) (3)   $   581,425
Cost of sales                                      917,765       (677,325) (3)       240,440
                                               -----------    -----------        -----------

Gross profit                                     1,020,270       (679,285)           340,985

Selling, general and administrative expenses     1,930,302     (1,085,176) (3)       845,126
                                               -----------    -----------        -----------

Operating loss                                    (910,032)       405,891           (504,141)

Interest expense                                    47,972          3,699  (3)        51,671
                                               -----------    -----------        -----------

Loss from continuing operations                $  (958,004)   $   402,192        $  (555,812)
                                               ===========    ===========        ===========





              Unaudited Pro Forma Condensed Statement of Operations


                            Year ended June 30, 1998




                                               Voxcom           Pro forma
                                           Holdings, Inc. (1)  adjustments          Pro forma
                                           ------------------  -----------         -----------
                                                                 (Note B)


Net sales                                      $ 13,080,114    $(11,456,254) (3)   $  1,623,860
Cost of sales                                     2,312,164      (1,841,154) (3)        471,010
                                               ------------    ------------        ------------

Gross profit                                     10,767,950      (9,615,100)          1,152,850

Selling, general and administrative expenses     10,666,698      (9,182,057) (3)      1,484,641
                                               ------------    ------------        ------------

Operating profit (loss)                             101,252        (433,043)           (331,791)

Interest expense                                    148,975          (8,893)            140,082
                                               ------------    ------------        ------------

Loss before income taxes                            (47,723)       (424,150)           (471,873)

Income tax benefit                                  (17,000)           --               (17,000)
                                               ------------    ------------        ------------

Net loss                                       $    (30,723)   $   (424,150)       $   (454,873)
                                               ============    ============        ============


(1) Previously reported pro forma amounts reflecting the sale of Home Business Group, Inc. on September 30, 1998.

           Notes to Unaudited Pro Forma Condensed Financial Statements

               September 30, 1998 and the three months then ended
                        and the year ended June 30, 1998




NOTE A - CLOSURE OF AMERAPRESS, INC.

    Effective January 15, 1999, the Voxcom Holdings, Inc. (the Company) closed AmeraPress, Inc. (API), a wholly-owned subsidiary of the Company. API had been unable to generate sufficient business activity to justify its ongoing overhead following the sale of the Home Business Group, Inc. in September 1998. Management intends to liquidate the assets of API and use the proceeds to make payments to creditors. Management does not anticipate any material losses due to the closure of API.

NOTE B - PRO FORMA ADJUSTMENTS

    The accompanying pro forma financial statements reflect the following pro forma adjustments:

(1)  To eliminate the assets and liabilities of AmeraPress, Inc.,

(2)  To reflect the Company's receivable from API, and

(3)  To eliminate the income and expenses of AmeraPress, Inc.